UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

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China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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CHINA AUTOMOTIVE SYSTEMS, INC.

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Notice of Annual Meeting of Stockholders

To Be Held On July 16, 2015

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on July 16, 2015 (Thursday) at 10 am local time at the Fourth Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China for the following purposes, as more fully described in the accompanying proxy statement, to:

1.	elect five directors of the Company, to hold office until the 2016 annual meeting of stockholders and until their successors are elected and qualified;
2.	approve an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program;
3.	ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015; and
4.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 22, 2015 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chen Hanlin
Chen Hanlin
Chairman

Hubei, the People’s Republic of China

May 28, 2015

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

CHINA AUTOMOTIVE SYSTEMS, INC.

D8 Henglong Building, Optics Valley Software Park

No. 1 Guanshan First Avenue, Wuhan City

Hubei Province, the People’s Republic of China

(86) 27-8757-0028

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PROXY STATEMENT

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2015 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of the Company (the “Board of Directors”) for use at the annual meeting of Stockholders to be held on July 16, 2015 (Thursday) at 10 am local time at the Fourth Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China and at any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the Company’s annual report will be made available on internet on or before May 28, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on July 16, 2015 - the Company’s Annual Report for the year ended December 31, 2014 (the “Annual Report”) and this Proxy Statement are available at http://www.caasauto.com.

Only holders of the Company’s common stock as of the close of business on May 22, 2015 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 32,121,019 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by executing the proxy following the instructions on the notice of internet availability of proxy materials (“Notice of Internet Availability”) mailed to the stockholders. All proxies received by the Company that are properly executed and have not been revoked will be voted in accordance with the instructions contained in the proxies. If a paper copy of the proxy materials is requested by a stockholder and a signed proxy card is received by the Company that does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement; (ii) the approval, on an advisory (non-binding) basis, of the proposal concerning the Company’s named executive officer compensation program; and (iii) the ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP (“PwC”), as the Company’s independent auditors for the fiscal year ending December 31, 2015. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) following the instructions on the website hosting proxy materials and voting as specified in the Notice of Internet Availability, (b) if a proxy is executed in paper form, delivering another duly executed proxy bearing a later date or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail or through the internet, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors is set forth below:

Name	Age	Position	Term Expires on the Date of the Annual Meeting Held in the Year
Hanlin Chen	58	Chairman	2015
Qizhou Wu	51	CEO and Director	2015
Arthur Wong	55	Director	2015
Guangxun Xu	64	Director	2015
Robert Tung	59	Director	2015

The Board of Directors has determined that the following directors for fiscal year 2015 are “independent” under the current rules of the Nasdaq Stock Market: Arthur Wong, Guangxun Xu and Robert Tung.

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung as directors to serve for a one-year term until the annual meeting of stockholders in 2016 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting.

Hanlin Chen

Hanlin Chen has served as the chairman of the board of directors and an executive officer since March 2003. Since January 2013, Mr. Chen has been a standing committee member of the Chinese People’s Political Consultative Conference and vice president of Foreign Investors Association of Hubei Province. From 1993 to 1997, Mr. Chen was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. Since 1997, he has been the chairman of the Board of Henglong Automotive Parts, Ltd. Mr. Hanlin Chen is the brother-in-law of the Company’s senior vice president, Mr. Andy Tse.

As chairman of the Board of Directors, Mr. Chen oversees the implementation of the Company’s business plan.

The Board of Directors believes that Mr. Chen’s leadership and extensive knowledge of the Company are essential to the development of the Company’s strategic vision.

Qizhou Wu

Qizhou Wu has served as a director since March 2003 and as the chief executive officer of the Company since September 2007. He served as chief operating officer from 2003 to 2007. He was the executive general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1999 and the general manager of Henglong Automotive Parts Co., Ltd. from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Master’s degree in automobile engineering.

The Board of Directors believes that Mr. Wu’s experience and extensive knowledge of the Company are essential to the implementation of the Company’s strategic vision.

Arthur Wong

Arthur Wong has been an independent director of the Company since May 2012 and is the chairman of the audit committee and a member of the compensation and nominating committees of the Board of Directors. Mr. Wong is currently the chief financial officer of Beijing Radio Cultural Transmission Company Limited, a music production and music data management service company. Mr. Wong serves as the independent director of Xueda Education Group (NYSE: XUE). He also serves as a board member and chairman of the audit committees for VisionChina Media Inc. (NASDAQ:VISN), Daqo New Energy Corp. (NYSE: DQ), YOU On Demand Holdings, Inc., (NASDAQ:YOD) and Termbray Petroking Oilfield Services Limited (HKSE: 2178), Sky Solar Holdings, Ltd. (NASDAQ: SKYS) and China Maple Leaf Educational Systems Limited (HKSE: 1317). Mr. Wong was formerly the chief financial officer of GreenTree Inns Hotel Management Group, Nobao Renewable Energy and Asia New-Energy. Prior to that, he worked at Deloitte Touche Tohmatsu from 1982 to 2008, in that firm’s San Jose, Hong Kong and Beijing offices, and most recently as a partner in the Beijing office. Mr. Wong received a Bachelor of Science degree in Applied Economics from the University of San Francisco and was awarded a Higher Diploma of Accountancy from Hong Kong Polytechnic. His professional affiliations include being a member of the American Institute of Certified Public Accountants, the Hong Kong Institute of Certified Public Accountants and the Chartered Association of Certified Accountants.

The Board of Directors believes that Mr. Wong’s many years of experience in public accounting and working with public companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Guangxun Xu

Guangxun Xu has served as an independent director of the Company since December 2009. He is a member of the audit and compensation committees, and the chairman of the nominating committee of the Board of Directors. Mr. Xu has been the Chief Representative of NASDAQ in China and a managing director of the NASDAQ Stock Market International, Asia for over ten (10) years. With a professional career in the finance field spanning over twenty-five (25) years, Mr. Xu’s practice focuses on providing package services on U.S. and U.K. listings, advising on and arranging for private placements, PIPEs, IPOs, pre-IPO restructuring, M&A, corporate and project finance, corporate governance, post-IPOIR compliance and risk control.

The Board of Directors believes that Mr. Xu’s many years of experience in working with public companies and financial markets in Asia provides value to the Board of Directors and the Company.

Robert Tung

Robert Tung has been an independent director of the Company since September 2003. He is a member of the audit and nominating committees, and the chairman of the compensation committee of the Board of Directors. Mr. Tung is currently the president of Multi-Media Communications, Inc. and vice president of Herbal Blends International, LLC. Mr. Tung holds a Master’s degree in chemical engineering from the University of Virginia. At present, Mr. Tung is the China operation vice president of Iraq Development Company of Canada, a leading North American corporation engaging in oilfield and infrastructure development in the Republic of Iraq. In addition, Mr. Tung holds the Grand China sales representative position of TRI Products, Inc., a well-known North American iron ore and scrap metals supplier. Currently, Mr. Tung acts as the managing director of North-South Resource International Ltd. which consults on the trading of copper cathodes, crude, fuel oil, diesel and jet fuels.

The Board of Directors believes that Mr. Tung’s many years of experience working with companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.

In recommending candidates for appointment or re-election to the Board of Directors, the nominating committee of the Board of Directors (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that a majority of the directors are independent under the rules of the Nasdaq Stock Market, that the members of the Company’s audit committee of the Board of Directors (the “Audit Committee”) meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and that at least one member of the Board of Directors qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board of Directors duties.

Process for Identifying and Evaluating Nominees.

The Nominating Committee believes the Company is well served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership to the Board of Directors, the Nominating Committee will re-nominate incumbent directors who continue to be qualified for service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board of Directors occurs between annual stockholder meetings, the Nominating Committee will seek potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board of Directors, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board of Directors. Based on this input, the Nominating Committee will evaluate whether one of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board of Directors that such candidate be appointed to fill a then current vacancy or presented for the approval of the stockholders, as appropriate.

Stockholder Nominees.

The Nominating Committee will consider suggestions from stockholders regarding possible director candidates for election at the annual meeting to be held in 2016. Any such nominations should be submitted to the Nominating Committee, c/o Mrs. Wei Na (secretary to the Board of Directors), and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the bylaws of the Company and under the caption “Stockholder Proposals for 2016 Annual Meeting” below. Each director nominated in this Proxy Statement was recommended for election by the Nominating Committee and by the Board of Directors. The Board of Directors did not receive any notice of a Board of Directors nominee recommendation in connection with this proxy statement from any security holder. The Company has never received a proposal from a stockholder to nominate a director.

Board Nominees for the 2015 Annual Meeting.

The nominees listed in this proxy statement are the current five directors standing for re-election.

BOARD LEADERSHIP STRUCTURE

Mr. Hanlin Chen is the chairman of the Board of Directors and Mr. Qizhou Wu is the chief executive officer and a director of the Company. The Company’s leadership structure of a separate chairman of the Board of Directors and chief executive officer has historically proven effective for it in the areas of performance and corporate governance, among others. The Company does not have a lead independent director. The Company, in consideration of the size of the Board of Directors and the presence of three independent directors who constitute a majority, believes that it is not necessary to appoint a lead independent director. The Board of Directors has determined that its current structure is in the best interests of the Company and its stockholders. The Company believes that the independent nature of the audit, compensation and nominating committees of the Board of Directors also ensures that the Board of Directors maintains a level of independent oversight of management that is appropriate for the Company. The Board of Directors will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board of Directors has the ultimate oversight responsibility for the risk management process. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being faced by management and determines what constitutes an appropriate level of risk for the Company. While the ultimate risk oversight rests with the Board of Directors, the Board of Directors has delegated the responsibility for the management of certain types of risks to its committees. For example, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management, and risks related to the compensation programs are reviewed by the compensation committee of the Board of Directors (the “Compensation Committee”). The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

DIRECTOR COMPENSATION

Based on the number of years of service to the Board of Directors, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the compensation of the members of the Board of Directors was appropriate as of December 31, 2014. The independent directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $10,000 to $11,000 per quarter. The chairman of the Audit Committee additionally receives an allowance of $6,000 per year. The directors are reimbursed for certain expenses in connection with attending meetings of the Board of Directors and committees of the Board of Directors. The Company has also granted, and expects to continue to grant, to non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company approved certain director grants at the annual meeting of the stockholders in 2005, which grants were included in the 2004 stock option plan (the “2004 Stock Option Plan”). At the 2014 Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the 2004 Stock Option Plan that extended its term for an additional ten (10) years. Pursuant to such amendment, the 2004 Stock Option Plan will expire on June 27, 2025.

The options granted to non-employee directors that are currently outstanding or were outstanding during the past three (3) years are as follows:

*	On July 8, 2010, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $16.80 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On October 12, 2011, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $4.84 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On August 15, 2012, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $3.71 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On August 13, 2013, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $10.00 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On September 16, 2014, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $10.31 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

Based on the number of the board of directors’ service years, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the compensation paid to the members of the Board of Directors was appropriate as of December 31, 2014. The compensation that directors received for serving on the Board of Directors for fiscal year 2014 was as follows (figures in the chart are in thousands of USD):

Name	Fees earned or paid in cash	Option awards (1)	Total
Robert Tung	$44	$64	$108
Guangxun Xu	$40	$64	$104
Arthur Wong	$50	$64	$114

(1)

Other than the cash payment based on a director’s number of service years, workload and performance, the Company grants 7,500 option awards to each director every year. In accordance with ASC Topic 718, the cost of the above mentioned stock options issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions. Please see Note 19 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2014 for more details.

The cost of the above mentioned compensation paid to directors was measured based on investment, operating, technology and consulting services they provided. No other directors had received any compensation for their service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has standing audit, compensation and nominating committees. The Board of Directors met six (6) times during 2014. The Audit Committee met five (5) times, the Compensation Committee met four (4) times and the Nominating Committee met four (4) times during 2014. Each member of the Board of Directors attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. The audit, compensation and nominating committees’ charters are available on the Company’s website at www.caasauto.com.

Audit Committee.

The Audit Committee currently consists of Arthur Wong (chairman), Robert Tung and Guangxun Xu. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board of Directors has determined that Arthur Wong qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors.

Nominating Committee.

The Nominating Committee currently consists of Guangxun Xu (chairman), Robert Tung and Arthur Wong, each of whom the Board of Directors has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee’s responsibilities include recommending nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance.

Compensation Committee.

The Compensation Committee currently consists of Robert Tung (chairman), Guangxun Xu and Arthur Wong. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the year ended December 31, 2014, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our directors may email the chairman Mr. Hanlin Chen at chenhanlin@chl.com.cn. Mr. Chen will review all such correspondence and will regularly forward to the other members of the Board of Directors copies of all such correspondence that deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholders meetings. Last year, four (4) directors attended the annual meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the SEC.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of December 31, 2014 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s directors and Named Executive Officers (defined below) and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China. Percentage ownership is based upon 32,121,019 shares outstanding as of December 31, 2014 (exclusive of 217,283 shares of treasury stock).

Name/Title	Total Number of Shares	Percentage Ownership
Hanlin Chen, Chairman (1)	17,849,014	55.57%
Qizhou Wu, CEO and Director	1,325,136	4.13%
Jie Li, CFO (2)	83,403	0.26%
All Directors and Executive Officers (8 persons)	19,682,457	61.28%

(1)	These 17,849,014 shares of common stock include: (i) 13,322,547 shares of common stock beneficially owned by Mr. Hanlin Chen; (ii) 1,502,925 shares of common stock beneficially owned by Ms. Liping Xie, Mr. Hanlin Chen’s wife; and (iii) 3,023,542 shares of common stock beneficially owned by Wiselink, a company controlled by Mr. Hanlin Chen.

(2)	Includes 50,000 shares held as nominee for Jiulong Machinery Electricity. On October 13, 2014, the Company issued 4,078,000 of its common shares in a private placement to nominee holders of Jiulong Machinery Electricity for the acquisition of the 19.0% and 20.0% equity interest in Jiulong and Henglong held by Jiulong Machinery Electricity, respectively. All of the nominee holders of Jiulong Machinery Electricity are unrelated parties except for Mr. Jie Li (CFO).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following related parties are related through common ownership with the major stockholders of the Company:

•	Jingzhou Henglong Fulida Textile Co., Ltd. (“Jingzhou”)
•	Xiamen Joylon Co., Ltd. (“Xiamen Joylon”)
•	Shanghai Tianxiang Automotive Parts Co., Ltd. (“Shanghai Tianxiang”)
•	Shanghai Fenglong Materials Co., Ltd. (“Shanghai Fenglong”)
•	Changchun Hualong Automotive Technology Co., Ltd. (“Changchun Hualong”)
•	Jiangling Tongchuang Machining Co., Ltd. (“Jiangling Tongchuang”)
•	Beijing Hualong Century Digital S&T Development Co., Ltd. (“Beijing Hualong”)
•	Shanghai Hongxi Investment Inc. (“Hongxi”)
•	Hubei Wiselink Equipment Manufacturing Co., Ltd. (“Hubei Wiselink”)
•	Jingzhou Derun Agricultural S&T Development Co., Ltd. (“Jingzhou Derun”)
•	Jingzhou Tongyi Special Parts Co., Ltd. (“Jingzhou Tongyi”)
•	Jingzhou Tongying Alloys Materials Co., Ltd. (“Jingzhou Tongying”)
•	Wuhan Dida Information S&T Development Co., Ltd. (“Wuhan Dida”)
•	Hubei Wanlong Investment Co., Ltd. (“Hubei Wanlong”)
•	Jiangling Yude Machining Co., Ltd. (“Jiangling Yude”)
•	Wiselink Holdings Limited (“Wiselink”)
•	Beijing Hainachuan Henglong Automotive Steering System Co., Ltd. (“Beijing Henglong”)
•	Honghu Changrun Automotive Parts Co., Ltd. (“Honghu Changrun”)
•	Jingzhou Henglong Real Estate Co., Ltd. (“Henglong Real Estate”)
•	Xiamen Joylon Automotive Parts Co., Ltd. (“Xiamen Automotive Parts”)
•	Jingzhou Jiulong Machinery and Electronic Trading Co., Ltd. (“Jiulong Machinery”)
•	Wuhan Tongkai Automobile Motor Co., Ltd. (“Wuhan Tongkai”)
•	Jingzhou Natural Astaxanthin Inc. (“Jingzhou Astaxanthin”)
•	Hubei Asta Biotech Inc. (“Hubei Asta”)

Related Party Transactions.

The Company’s related party transactions include product sales, material purchases and purchases of equipment and technology. These transactions were consummated at fair market price and under similar terms as those with the Company's customers and suppliers. On some occasions, the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment.

Related sales and purchases: During the years ended December 31, 2014 and 2013, the joint ventures entered into related party transactions with companies with common directors as shown below (figures are in thousands of USD):

Merchandise Sold to Related Parties

	Year Ended December 31,
	2014	2013
Xiamen Joylon	$7,159	$6,152
Xiamen Automotive Parts	4,327	2,757
Shanghai Fenglong	384	406
JingzhouYude	3	583
Jingzhou Tongying	1,321	-
Beijing Henglong	37,176	27,283
Other Related Parties	72	272
Total	$50,442	$37,453

Technology Sold to Related Parties

	Year Ended December 31,
	2014	2013
Beijing Henglong	$88	$88

Rental income obtained from related parties

	Year Ended December 31,
	2014	2013
Total rental income	$111	$-

Materials sold to related parties

	Year Ended December 31,
	2014	2013
Jingzhou Tongying	$638	$-
Jiangling Tongchuang	204	-
Jingzhou Yude	910	-
Other Related Parties	92	-
Total	$1,844	$-

Materials Purchased from Related Parties

	Year Ended December 31,
	2014	2013
Honghu Changrun	$891	$1,258
Jiangling Tongchuang	7,243	9,025
Jingzhou Tongying	11,206	12,622
Hubei Wiselink	1,629	1,106
Wuhan Tongkai	2,536	1,897
Other Related Parties	1	8
Total	$23,506	$25,916

Technology and Services Purchased from Related Parties

	Year Ended December 31,
	2014	2013
Changchun Hualong	$407	$422
Jingzhou Derun	-	492
Honghu Changrun	-	285
Beijing Hualong	287	432
Hubei Asta	204	-
Total	$898	$1,631

Equipment Purchased from Related Parties

	Year Ended December 31,
	2014	2013
Hubei Wiselink	$3,365	$5,373

Related receivables, advance payments and account payable: As at December 31, 2014 and 2013, accounts receivables, advance payments and account payable between the Company and related parties are as shown below (figures are in thousands of USD):

Accounts and Notes Receivable from Related Parties

	December 31,
	2014	2013
Xiamen Joylon	$4,916	$4,076
Xiamen Automotive Parts	929	843
Shanghai Fenglong	332	298
Jingzhou Yude	1,953	2,008
Jingzhou Tongying	349	485
Beijing Henglong	14,252	9,426
Other Related Parties	29	58
Total	$22,760	$17,194

Other Receivables from Related Parties

	December 31,
	2014	2013
Wuhan Dida	$48	$62
Jiulong Machinery	667	621
Other Related Parties	10	46
Total	725	729
Less: provisions for bad debts	(649)	(621)
Balance at end of year	$76	$108

Other receivables from related parties are primarily unsecured demand loans, with no stated interest rate or due date.

Accounts payable to Related Parties

	December 31,
	2014	2013
Shanghai Tianxiang	$176	$341
Jiangling Tongchuang	584	891
Hubei Wiselink	1,815	755
Jingzhou Tongying	1,645	1,911
Wuhan Tongkai	576	620
Honghu Changrun	58	94
Other Related Parties	3	22
Total	$4,857	$4,634

Advanced equipment payments to Related Parties

	December 31,
	2014	2013
Hubei Wiselink	$2,085	$2,097

Other advance payments to Related Parties

	December 31,
	2014	2013
Jiangling Tongchuang	$30	$176
Changchun Hualong	82	86
Wuhan Tongkai	4	181
Honghu Changrun	511	423
Other Related Parties	114	-
Total	$741	$866

Loans to Related Parties

During the year ended December 31, 2013, certain of the Company’s subsidiaries provided short-term loans to related parties of the Company in the aggregate principal amount of approximately $22.9 million (RMB140.8 million). The contractual period of each loan was three months or less from the date of the extension of the loan. Out of the total amount, loans of approximately US$15.8 million (RMB97.0 million) bore an interest rate of 5.6% per annum, which were entered into for the purpose of generating returns for the Company’s idle cash resulting from the seasonality of its business and assisting the borrowing entities in addressing certain cash flow needs. For loans of approximately US$7.1 million (RMB43.8 million) to related parties which primarily consisted of loans with repayment terms of less than 3 days, the Company did not charge interest due to their short-term maturity.

All of these loans qualify for net reporting in accordance with ASC 230 “Statement of Cash Flows”. As of December 31, 2013, all of these loans have been repaid to the Company. For the year ended December 31, 2013, the Company received $0.2 million in interest income from these loans to the related parties.

For the years ended December 31, 2014 and 2013, the loans to related parties were comprised of the following:

	For the Year Ended December 31,
	2014	2013
Henglong Real Estate (1)	$-	$18,309
Hubei Wiselink (2)	-	3,253
Xiamen Joylon (2)	-	943
Juilong Machine (3)	-	399
Total	$-	$22,904

(1)	Mr. Hanlin Chen, Chairman of the Company, Mr. Wu Qizhou, the CEO of the Company, and the spouse of Mr. Andy Tse, Senior Vice President of the Company, collectively own 59.2% of the equity interest of Henglong Real Estate.
(2)	Hubei Wiselink and Xiamen Joylon are directly and indirectly controlled by Mr. Hanlin Chen, Chairman of the Company.
(3)	Jiulong Machine was a non-controlling interest shareholder that owned 20% and 19% of the equity interest of Henglong and Jiulong, subsidiaries of the Company, respectively, until September 26, 2014.

The Company has no ongoing commitments for the loans to related parties.

The Company's related parties, such as Jingzhou Derun and Wuhan Dida, pledged certain land use rights and buildings as security for the Company’s comprehensive credit facility.

As of March 26, 2015, the date the Company issued the financial statements, Hanlin Chen, Chairman, owns 55.6% of the common stock of the Company and has the effective power to control the vote on substantially all significant matters without the approval of other stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the Company’s common stock and other equity securities on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge, based solely upon a review of the Forms 3, 4 and 5 filed with the SEC, no officer, director or greater than 10% stockholder failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act for the year ended December 31, 2014.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis.

The Compensation Committee is responsible for setting the Company’s policies regarding compensation and benefits and administering the Company’s benefit plans. At the end of fiscal year 2014, the Compensation Committee consisted of Robert Tung (chairman), Guangxun Xu and Arthur Wong. The members of the Compensation Committee approved the amount and form of compensation paid to executive officers of the Company and set the Company’s compensation policies and procedures during these periods.

The primary goals of the Company’s compensation committee with respect to executive compensation are to attract and retain highly talented and dedicated executives and to align executives’ incentives with stockholder value creation.

The Compensation Committee will conduct an annual review of the aggregate level of the Company’s executive compensation, as well as the mix of elements used to compensate the Company’s executive officers. The Company compares compensation levels with amounts currently being paid to executives at similar companies in the same area and the same industry. Most importantly, the Company compares compensation levels with local practices in China. The Company believes that its compensation levels are competitive with local conditions.

Elements of Compensation.

The Company’s executive compensation consists of the following elements.

Base Salary

Base salaries for the Company’s executives are established to be amounts of compensation that are similar to those paid by other companies to executives in similar positions and with similar responsibilities. Base salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee established a salary structure to determine base salaries and is responsible for initially setting executive officer compensation in employment arrangements with each individual. The base salary amounts are intended to reflect the Company’s philosophy that the base salary should attract experienced individuals who will contribute to the success of the Company’s business goals and represent cash compensation that is commensurate with the compensation of individuals at similarly situated companies.

The Company’s Board of Directors and Compensation Committee have approved the current salaries for executives: RMB1.5 million (equivalent to approximately $0.24) million) for the Chairman, RMB1.0 million (equivalent to approximately $0.16 million) for the CEO, and RMB0.6 million (equivalent to approximately $0.09 million) individually for other officers in 2014.

Performance Bonus

The Company awards performance bonuses to certain executives based on the achievement of set goals.

a. Grantees: Mr. Hanlin Chen, Mr. Qizhou Wu, Mr. Andy Tse, Mr. Jie Li, Mr. Yijun Xia, and Mr. Daming Hu.

b. Conditions: (i) based on the Company’s consolidated financial statements, the year over year growth rates of sales, net profits and earnings per share for 2014 must exceed 15%; and (ii) the average growth rate of the foregoing indicators must exceed that of China auto industry in 2014 published by CAAM.

c. Bonus: 50% of each officer’s annual salary in 2014.

The Company accrued performance bonuses for Named Executive Officers in 2014 as the Company reached the above conditions for awarding performance bonuses.

Stock Option Awards

The stock option plan proposed by management, which aims to incentivize and retain core employees, to meet employees’ benefits, the Company’s long term operating goals and stockholder benefits, was approved at the Annual Meeting of Stockholders held on June 28, 2005, and extended for ten years at the Annual Meeting of Stockholders held on September 16, 2014. The maximum common shares available for issuance under the plan is 2,200,000. The term of the plan was extended to June 27, 2025.

There were no stock options granted to management in 2014.

Other Compensation

Other than the base salary for the Company’s Named Executive Officers, the performance bonus and the stock option awards referred to above, the Company does not have any other benefits and perquisites for its Named Executive Officers. However, the Compensation Committee in its discretion may provide benefits and perquisites to these executive officers if it deems advisable to do so.

Option Exercises and Stock Vested.

During fiscal year 2014, no shares were acquired by the Named Executive Officers of the Company under the 2004 Stock Option Plan.

Role of Executives in Executive Compensation Decisions.

The Compensation Committee seeks input from the Company’s chairman and chief executive officer when discussing the performance of, and compensation levels for, executives other than the chairman or the chief executive officer. None of our executives participates in deliberations relating to his own compensation. In particular, the Compensation Committee seeks input from the Company’s chairman and chief executive officer in assessing the performance of individual executive officers, assessing competitive conditions in the market for retaining key employees and establishing the Company’s business goals and financial objectives which are used by the Compensation Committee in setting compensation levels.

Employment Contracts and Termination of Employment.

All of the Company’s executive officers have executed standard employment agreements with the Company, which are governed by PRC law. Other than the amounts of compensation to be paid by the Company, the terms and conditions of the employment agreements with the executive officers are substantially the same as those of the Company’s standard employment agreements with non-executive employees. The Company’s standard employment agreements are for a fixed period of five (5) years and may be renewed upon notice from the employee and consent of the Company. The Company may terminate an employment agreement upon thirty days’ notice if an employee is no longer suitable for the job due to medical or other reasons. An employee may terminate his or her employment agreement without cause upon one month’s notice to the Company. The compensation stated in the agreement is the base salary and is subject to adjustment on an annual basis.

Compensation of Executive Officers.

The following describes the compensation arrangements under the employment contracts of our Named Executive Officers.

*	Hanlin Chen, the Company’s Chairman, has a renewed employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC employment law. Mr. Chen received an annual salary of approximately $237,000 during the fiscal year ended December 31, 2014.
*	Qizhou Wu, the Company’s CEO, has an employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC employment law. Mr. Wu received an annual salary of approximately $158,000 during the fiscal year ended December 31, 2014.
*	Haimian Cai, the Company’s Vice President, has an employment agreement that became effective as of July 8, 2010. The agreement is for an indefinite term pursuant to the local rules and regulations. Mr. Cai received an annual salary of approximately $150,000 during the fiscal year ended December 31, 2014.

Summary Compensation Table.

The compensation that the Company’s CEO and two most highly compensated executive officers other than the CEO (collectively, the “Named Executive Officers”) received for their services for fiscal years ended 2014 and 2013 were as follows (figures are in thousands of USD):

Name and principal position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Total
Hanlin Chen (Chairman)	2014	$237	$119	$-	$356
	2013	$210	$-	$-	$210

Qizhou Wu (CEO)	2014	$158	$79	$-	$237
	2013	$140	$-	$-	$140

Haimian Cai (Vice President)	2014	$150	$-	$-	$150
	2013	$150	$-	$-	$150

(1)	Salary – Please refer to Base Salary disclosed under the “Elements of Compensation” section above for further details.
(2)	Bonus – Please refer to Performance Bonus disclosed under the “Elements of Compensation” section above for further details.
(3)	Option Awards – Please refer to Stock Option Awards disclosed under the “Elements of Compensation” section above for further details.

For detailed information on option exercises and stock vested, please see Note 19 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2014.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies and approving all professional services to be provided to the Company by its independent auditors. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the Audit Committee:

*	reviewed and discussed the audited financial statements as of and for the year ended December 31, 2014 with the Company’s management and PwC, the Company’s independent auditors;
*	discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;
*	reviewed the written disclosures and the letter from PwC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence and concluded that the non-audit services performed by PwC are compatible with maintaining their independence;
*	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC; and
*	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Arthur Wong (chairman), Robert Tung and Guangxun Xu

Audit Committee’s Pre-approval Policy.

During the fiscal years ended December 31, 2014 and 2013, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services.

The following table sets forth the aggregate fees for professional audit services rendered by PwC for the audit of the Company’s annual financial statements and fees billed for other services for the years 2014 and 2013. The Audit Committee has approved all of the following fees (figures are in thousands of USD).

	Fiscal Year Ended
	2014	2013
Audit Fees	$863	$844
Audit-Related Fees	-	-
Tax Fees	-	-
Total Fees Paid	$863	$844

[INTENTIONALLY LEFT BLANK]

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2016 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “For” the election of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung as directors.

Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by properly executed proxy for the election of Hanlin Chen, Qizhou Wu, Arthur Wong, Guangxun Xu and Robert Tung.

PROPOSAL 2 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S NAMED
EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules, commonly referred to as a “Say-on-Pay.” At the 2011 Annual Meeting of Stockholders, the Board of Directors proposed and the Company’s stockholders approved, on an advisory basis, a frequency of every two years for advisory votes on the compensation of our Named Executive Officers. In accordance with this vote, this year the board of directors is again implementing an advisory vote on the compensation of our Named Executive Officers. The next required vote on the frequency of advisory votes on the compensation of our Named Executive Officers will occur no later than the 2017 annual meeting.

As described under the “Executive Compensation - Compensation Discussion and Analysis” section of this proxy statement, the Company’s executive compensation program is designed to attract, motivate and retain our Named Executive Officers who are critical to the Company’s success. The Company believes that the various elements of its executive compensation program work together to promote its goal of ensuring that total compensation should be related to both the Company’s performance and individual performance.

Stockholders are urged to read the “Executive Compensation - Compensation Discussion and Analysis” section of this proxy statement, which discusses how the Company’s executive compensation policies implement its compensation philosophy. The “Executive Compensation - Compensation of Executive Officers” section and the “Executive Compensation - Summary Compensation Table” section of this proxy statement contain narrative discussion and tabular information about the compensation of the Company’s named executive officers, including information about fiscal year 2014 compensation of the Company’s Named Executive Officers. The Compensation Committee and the Board of Directors believe that these policies are effective in implementing the Company’s compensation philosophy and in achieving its goals.

You are invited to review the compensation of the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the “Executive Compensation - Compensation Discussion and Analysis” section and the other related tables and disclosures, and to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers through the adoption of the following resolution at the Annual Meeting:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

The Say-on-Pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board of Directors. However, the Company’s Board of Directors and its Compensation Committee value the opinions of the stockholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Company will consider the stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends voting “For” the approval, on an advisory basis, of the Company’s named executive officer compensation program, as described in the “Executive Compensation - Compensation Discussion and Analysis” and “Executive Compensation - Compensation of Executive Officers” sections of this proxy statement.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2015. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “For” the ratification of the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2015.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and made available to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed by the Company on March 26, 2015, which is made available together with this proxy statement on the website specified above to all stockholders in connection with the Annual Meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2016 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at China Automotive Systems, Inc., D8 Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, The People’s Republic of China on or before February 5, 2016.

By Order of the Board of Directors

/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, People’s Republic of China

May 28, 2015

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

*** Exercise Your *Right* to Vote ***

CHINA AUTOMOTIVE SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 22, 2015
Date: July 16, 2015 **Time:** 10:00 AM LST
Location: Fourth Floor Meeting Room
D8 Henglong Building
Optics Valley Software Park
No. 1 Guanshan First Avenue
Wuhan City, Hubei Province

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000250139_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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— How To Vote —

Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000250139_2 R1.0.0.51160

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Hanlin Chen   02 Qizhou Wu   03 Arthur Wong   04 Guangxun Xu   05 Robert Tung

The Board of Directors recommends you vote FOR the following proposal(s):

0000250139_3 R1.0.0.51160

Grayling USA
Attn: Kevin Theiss
102 Madison Avenue
12th Floor
New York, NY 10016

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Hanlin Chen   02 Qizhou Wu   03 Arthur Wong   04 Guangxun Xu   05 Robert Tung

The Board of Directors recommends you vote FOR proposals 2 and 3:

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000250141_1   R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

CHINA AUTOMOTIVE SYSTEMS, INC.
Annual Meeting of Stockholders
July 16, 2015 10:00 AM

The shareholder of China Automotive Systems, Inc. by signing this card hereby appoints Hanlin Chen and Qizhou Wu, or any one of them, as proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of China Automotive Systems, Inc. that the shareholder is entitled to vote at the Annual Meeting of Stockholders to be held on July 16, 2015 (Thursday) at 10:00 am local time at Conference Hall, Royal Victoria Hotel, 6699 South Huando Road, Siming District, Xiamen City, Fujian Province, China and any adjournments thereof.

This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1 through 3.

0000250141_2 R1.0.0.51160

Continued and to be signed on reverse side